JOHN HANCOCK CAPITAL SERIES
                               601 Congress Street
                              Boston, MA 02210-2805


John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA  02217-1000

     Re:  Master Transfer Agency and Service Agreement

Ladies and Gentlemen:

     Pursuant to Section 11.01 of the Amended and Restated Master Transfer Agency and Service Agreement dated as of June 1, 1998 between John Hancock Capital Series (the "Trust") and John Hancock Signature Services, Inc. (the "Transfer Agent"), please be advised that the Trust has established a new series of its shares, namely, John Hancock Classic Value Fund II (the "Fund"), and please be further advised that the Trust desires to retain the Transfer Agent to render transfer agency services, effective July 1, 2006, under the Amended and Restated Master Transfer Agency and Service Agreement for the Fund in accordance with the fee schedule attached as Exhibit A.

     Please state below whether you are willing to render such services in accordance with the fee schedule attached as Exhibit A.

                                      JOHN HANCOCK CAPITAL SERIES
                                      On behalf of
                                      JOHN HANCOCK CLASSIC VALUE FUND II



                                      By:  /s/ Keith F. Hartstein
                                           ----------------------
                                           Keith F. Hartstein
                                           President and Chief Executive Officer



     We are willing to render transfer agency services to John Hancock Classic Value Fund II in accordance with the fee schedule attached hereto as Exhibit A.

                                      JOHN HANCOCK SIGNATURE SERVICES, INC.



                                      By:  /s/ John Hatch
                                           --------------
                                           John Hatch
                                           President and Chief Executive Officer

                                    EXHIBIT A

                        2006 TRANSFER AGENT FEE SCHEDULE
                        --------------------------------

     Effective July 1, 2006, the transfer agent fees payable monthly under the transfer agent agreement between each fund and John Hancock Signature Services, Inc. shall be the following rates plus certain out-of-pocket expenses as attached.


JOHN HANCOCK EQUITY FUNDS
-------------------------

--------------- -------------------------------- ------------------------------
Class           Annual Per Account Fee           Asset Based Fee
                                                 (% of daily net assets)
--------------- -------------------------------- ------------------------------
--------------- -------------------------------- ------------------------------
Class A Shares  $15.00                           0.05%
--------------- -------------------------------- ------------------------------
--------------- -------------------------------- ------------------------------
Class B Shares  $17.50                           0.05%
--------------- -------------------------------- ------------------------------
--------------- -------------------------------- ------------------------------
Class C Shares  $16.50                           0.05%
--------------- -------------------------------- ------------------------------
--------------- -------------------------------- ------------------------------
Class R Shares  $15.00                           0.05%
--------------- -------------------------------- ------------------------------
--------------- -------------------------------- ------------------------------
Class I Shares  N/A                              0.05%
--------------- -------------------------------- ------------------------------


JOHN HANCOCK INCOME FUNDS
-------------------------

--------------- -------------------------------- ------------------------------
Class           Annual Per Account Fee           Asset Based Fee
                                                 (% of daily net assets)
--------------- -------------------------------- ------------------------------
--------------- -------------------------------- ------------------------------
Class A Shares  $16.00                           0.015%
--------------- -------------------------------- ------------------------------
--------------- -------------------------------- ------------------------------
Class B Shares  $18.50                           0.015%
--------------- -------------------------------- ------------------------------
--------------- -------------------------------- ------------------------------
Class C Shares  $17.50                           0.015%
--------------- -------------------------------- ------------------------------
--------------- -------------------------------- ------------------------------
Class R Shares  $16.00                           0.05%
--------------- -------------------------------- ------------------------------
--------------- -------------------------------- ------------------------------
Class I Shares  N/A                              0.05%
--------------- -------------------------------- ------------------------------


JOHN HANOCK TAX-FREE INCOME FUNDS
---------------------------------

--------------- -------------------------------- ------------------------------
Class           Annual Per Account Fee           Asset Based Fee
                                                 (% of daily net assets)
--------------- -------------------------------- ------------------------------
--------------- -------------------------------- ------------------------------
Class A Shares  $16.00                           0.010%
--------------- -------------------------------- ------------------------------
--------------- -------------------------------- ------------------------------
Class B Shares  $18.50                           0.010%
--------------- -------------------------------- ------------------------------
--------------- -------------------------------- ------------------------------
Class C Shares  $17.50                           0.010%
--------------- -------------------------------- ------------------------------
--------------- -------------------------------- ------------------------------
Class R Shares  $16.00                           0.010%
--------------- -------------------------------- ------------------------------
--------------- -------------------------------- ------------------------------
Class I Shares  N/A                              0.05%
--------------- -------------------------------- ------------------------------

JOHN HANCOCK MONEY MARKET FUNDS
-------------------------------

--------------- -------------------------------- ------------------------------
Class           Annual Per Account Fee           Asset Based Fee
                                                 (% of daily net assets)
--------------- -------------------------------- ------------------------------
--------------- -------------------------------- ------------------------------
Class A Shares  $16.00                           0.010%
--------------- -------------------------------- ------------------------------
--------------- -------------------------------- ------------------------------
Class B Shares  $18.50                           0.010%
--------------- -------------------------------- ------------------------------
--------------- -------------------------------- ------------------------------
Class C Shares  $17.50                           0.010%
--------------- -------------------------------- ------------------------------
--------------- -------------------------------- ------------------------------
Class R Shares  N/A                              N/A
--------------- -------------------------------- ------------------------------
--------------- -------------------------------- ------------------------------
Class I Shares  N/A                              0.05%
--------------- -------------------------------- ------------------------------


These fees are agreed to by the undersigned as of July 1, 2006.




/s/Keith Hartstein                     /s/John Hatch
------------------                     -------------
Keith Hartstein                        John Hatch, President & CEO
President of Each Fund                 John Hancock Signature Services, Inc.

                                    EXHIBIT B

John Hancock Fund Listing

Equity Funds
    Balanced Fund
    Classic Value Fund
    Classic Value Fund II
    Core Equity Fund
    Financial Industries Fund
    Focused Equity Fund
    Greater China Opportunities Fund
    Growth Trends Fund
    Health Sciences Fund
    International Fund
    International Classic Value Fund
    Large Cap Equity Fund
    Large Cap Select Fund
    Mid Cap Growth Fund
    Multi Cap Growth Fund
    Real Estate Fund
    Regional Bank Fund
    Small Cap Fund
    Sovereign Investors Fund
    Technology Fund
    Technology Leaders Fund
    US Global Leaders Growth Fund

Income Funds
    Bond Fund
    Government Income Fund
    High Income Fund
    High Yield Fund
    Investment Grade Bond Fund
    Strategic Income Fund

Tax-Free Income Funds
    California Tax-Free Income Fund
    High Yield Municipal Bond Fund
    Massachusetts Tax-Free Income Fund
    Tax-Free Bond Fund

Money Market Funds
    Money Market Fund
    U.S. Government Cash Reserve Fund

Institutional Funds

Equity Funds
    Balanced Fund
    Classic Value Fund
    Core Equity Fund
    Diversified Core Equity Fund II
    Greater China Opportunities Fund
    International Fund
    Large Cap Select Fund
    Mid Cap Growth Fund
    Small Cap Equity Fund
    Small Cap Growth Fund
    Small Cap Fund
    Sovereign Investors Fund
    US Global Leaders Growth Fund

Income Funds
    Bond Fund
    High Income Fund
    Investment Grade Bond Fund
    Strategic Income Fund

                                    Exhibit C
                Transfer Agent Base and Out-of-Pocket Fees (OOP)
                ------------------------------------------------

Base Fees

Acct. Title       General Description                                 Funds          Allocation Methodology
----------------- --------------------------------------------------- -------------- ----------------------------------------------
DST Base Fee      DST complex base charge for utilization of TA2000   Retail,        Allocated by fund by number of open billable
                  system                                              Retirement &   accounts.
                                                                      Institutional

----------------- --------------------------------------------------- -------------- ----------------------------------------------
DST Closed        Represents DST expense associated with maintaining  Retail,        Allocated by fund by number of closed accounts.
Accounts          closed accounts on recordkeeping system.            Retirement &
                                                                      Institutional
----------------- --------------------------------------------------- -------------- ----------------------------------------------
DST CDSC Charges  Represents DST expense, in addition to open account Retail Class   Allocated by fund by number of open billable
                  fee, for tracking and reporting associated with     B & C Only     accounts.
                  Class B and C accounts (i.e. Sharelot facility).
----------------- --------------------------------------------------- -------------- ----------------------------------------------


OUT-OF-POCKET EXPENSES (OOP)
----------------------------

Acct. Title   General Description                                   Funds         Allocation Methodology
------------- ----------------------------------------------------- ------------- --------------------------------------------------
Confirms and  Category represents the production and mailing of     Retail &      In general, customer output expenses are allocated
Statements    JHF customer output including base stock, postage,    Institutional by fund number of open billable Level 0 accounts.
              printing and mailing of confirms, statements                        If fund specific, the total expense will be
              including daily redemption and replacement checks.                  allocated to the applicable fund (s) only.
------------- ----------------------------------------------------- ------------- --------------------------------------------------
Tax Forms     Category represents the production and mailing of     Retail &      In general, customer output expenses are allocated
              original (Moore/DST Output) and duplicate (DST        Institutional by fund number of open billable accounts.  If fund
              Output)) tax forms including base stock, print                      specific, the total expense will be allocated to
              costs and postage.                                                  the applicable fund only.
------------- ----------------------------------------------------- ------------- --------------------------------------------------
DST PFPC      Represents the cost to transmit date from DST to      Retail &      In general, customer output expenses are allocated
Transmission  PFPC.                                                 Institutional by fund number of open billable Level 0 accounts.
Costs                                                                             If fund specific, the total expense will be
                                                                                  allocated to the applicable fund (s) only.
------------- ----------------------------------------------------- ------------- --------------------------------------------------
DST Internet  Category represents all DST Internet Products         Retail &      >>       FAN is allocated by fund by number of
              including:                                            Institutional      open billable accounts (Retail and
              >>       FAN:  Shareholder access to DST via                             Institutional)
                   Internet for account history, portfolio value                  >>       Vision is allocated by fund by number of
                   and transaction processing.                                         open billable accounts (Retail and
              >>       Vision: Broker/Representative access to                         Institutional)
                   DST via Internet for account history,                          >>       E-delivery is allocated by number of open
                   portfolio value and transaction processing.                         accounts with e-delivery option (Retail Only)
              >>       E-delivery:  Delivery of quarterly
                   statements electronically.
------------- ----------------------------------------------------- ------------- --------------------------------------------------
Bank          Fees assessed by banks for processing and             Retail,       Allocated by fund by number of open billable
Processing    reconciliation of transfer agent DDAs.  Includes      Retirement &  accounts
              BONY, FSB&T.                                          Institutional
------------- ----------------------------------------------------- ------------- --------------------------------------------------
Check Writing Represents expenses associated with the productions   Retail Class  Allocated by fund (only funds that offer check
              and mailing, including base stock and postage, of     A only        writing privilege) by # of open billable accounts
              check writing checkbooks by John Harland as well as                 coded for check writing.  As of 1/5/2004, the
              First Signature Bank reconciliation charges.                        following funds offer check writing:

                                                                                  Fund #    Fund Name
                                                                                  43        US Government Cash Reserve
                                                                                  44        Money Market
                                                                                  55        Intermediate Government Income Fund
                                                                                  56        Government Income Fund
                                                                                  91        Strategic Income Fund
------------- ----------------------------------------------------- -------------- -------------------------------------------------
National      Represents Fund/SERV and networking fees charged by   Retail,        Allocated by fund by number of open billable
Securities    National Securities Clearing Corporation (NSCC).      Retirement &   accounts that are NSCC eligible
Clearing                                                            Institutional
Corporation
(NSCC)Non-DST
------------- ----------------------------------------------------- -------------- -------------------------------------------------
Miscellaneous Includes one time fees/credits which are not          Retail,        Allocated as expense dictates
              applicable to an existing OOP category.  If the fee   Retirement &
              is recurring, a separate category may be              Institutional
              established.
------------- ----------------------------------------------------- -------------- -------------------------------------------------

                Transfer Agent Base and Out-of-Pocket Fees (OOP)
                ------------------------------------------------

Acct. Title   General Description                                   Funds          Allocation Methodology
------------- ----------------------------------------------------- -------------- -------------------------------------------------
800 Line      Represents telephone usage and related expenses       Retail &       Allocated by 800 by product/fund by number of
Charges       assessed by AT&T and DST including automated voice    Institutional  open billable accounts
              response.
------------- ----------------------------------------------------- -------------- -------------------------------------------------
TRAC 2000     Represents programming expenses associated with DST   Retail &       Allocated by fund by number of open billable PPA
Dedicated     TRAC development initiatives.                         Institutional  (participant) accounts
Programmer
------------- ----------------------------------------------------- -------------- -------------------------------------------------
Programming/  Represents programming expenses assessed by non-DST   Retail,        Allocated by fund and number of open billable
Development   3rd party business partners.  DST Output, Informa     Retirement &   accounts (unless expense is specific to fund).
              programming falls into this category.                 Institutional
------------- ----------------------------------------------------- -------------- -------------------------------------------------
DST           Represents charges associated with using              Retail,        Allocated by fund by number of open billable
PowerSelect   PowerSelect which is a PC-based ad hoc reporting      Retirement &   accounts
              tool that provides the ability to run queries on      Institutional
              shareholder account and transaction data to
              generate reports, labels, and other output,
              including magnetic media.
------------- ----------------------------------------------------- -------------- -------------------------------------------------
TRAC 2000     Includes the following DST charges: Participant       Retail &       Allocated by fund by number of closed PPA
Participant   Fees, Outside Investment Vehicles, Participant        Institutional  (participant) accounts.  Non-funded SIMPLES and
Fees          without Money Fees for SIMPLE, 403b and 401k funded                  403bs should be allocated as fund billable
              and non-funded participant positions maintained on                   expenses.
              TRAC20000.
------------- ----------------------------------------------------- -------------- -------------------------------------------------
DST           Represents programming expenses associated with DST   Retail,        Allocated by fund by number of open billable
Programming   development initiatives.                              Retirement &   accounts
                                                                    Institutional
------------- ----------------------------------------------------- -------------- -------------------------------------------------
DST Data      Technology costs associated with maintaining remote   Retail,        Allocated by fund by number of open billable
Communication access to DST                                         Retirement &   accounts
                                                                    Institutional
------------- ----------------------------------------------------- -------------- -------------------------------------------------
DST Comp/      Additional cost assessed by DST for the use of the    Retail,        Allocated by fund by number of open billable
Recon          Comp/Recon subsystem.  JHSS Control Department uses   Retirement &   accounts
               this system for automated reconciliation.             Institutional
-------------- ----------------------------------------------------- -------------- ------------------------------------------------
DST National   Per fund/cusip fee assessed by DST for processing     Retail,        Allocated by fund
Securities     through the NSCC.                                     Retirement &
Clearing                                                             Institutional
Corporation
(NSCC)
-------------- ----------------------------------------------------- -------------- ------------------------------------------------
DST Audio      Expenses associated with utilizing DST's automated    Retail &       Allocated by fund by number of open billable
Response       voice response products                               Institutional  accounts

-------------- ----------------------------------------------------- -------------- ------------------------------------------------
DST Computer   Production and mailing of tapes (i.e.                 Retail,        Allocated by fund by number of open billable
Tapes          tapes/cartridges for tax reporting, labels, admark,   Retirement &   accounts
               forms, proxies, etc.)                                 Institutional
-------------- ----------------------------------------------------- -------------- ------------------------------------------------
DST Express    Charges associated with air delivery of tapes,        Retail,        Allocated by fund by number of open billable
Mail           cartridges, etc.                                      Retirement &   accounts
                                                                     Institutional
-------------- ----------------------------------------------------- -------------- ------------------------------------------------
DST            Represents the production and delivery, including     Retail,        Allocated by fund by number of open billable
Microfiche     base stock of microfilm/fiche reports and             Retirement &   accounts
               statements by non-DST 3rd parties.                    Institutional
-------------- ----------------------------------------------------- -------------- ------------------------------------------------
DST Disaster   Represents fee associated with subscribing to DST     Retail,        Allocated by fund by number of open billable
Recovery       disaster recovery program                             Retirement &   accounts
                                                                     Institutional
-------------- ----------------------------------------------------- -------------- ------------------------------------------------
DST            Represents fees associated with the following DST     Retail,        Lost Shareholder Search/Tracking and Identity
Compliance     products:                                             Retirement &   Check: Allocated by fund by number of open
Products             >>   Lost Shareholder Search                    Institutional  billable accounts
                     >>   Lost Shareholder Tracking
                     >>   Identity Check (11/24/03 Formerly - Early                 Short Term Trader: Allocated by specific fund
                          Warning New Account)
                     >>   Short Term Trader

-------------------- ----------------------------------------------------- -------------- ------------------------------------------

                Transfer Agent Base and Out-of-Pocket Fees (OOP)
                ------------------------------------------------

Acct. Title   General Description                                Funds          Allocation Methodology
------------- -------------------------------------------------- -------------- ----------------------------------------------------
DST Asset     Represents the fee assessed by DST for             Retail         Allocated across all funds in class A, B, and C
Allocation    maintaining Asset Allocation groups on TA2000.                    only.
------------- -------------------------------------------------- -------------- ----------------------------------------------------
Other-        Monthly credit representing interest earned in     Retail &       Allocated by fund by number of open billable
Reimbursement DDAs for JHF                                       Institutional  accounts
------------- -------------------------------------------------- -------------- ----------------------------------------------------

** The Institutional portion of the TA Base and OOP Fees are waived and allocated to the transfer agent.


Non JHSS Transfer Agent OOP Fees

Acct. Title    General Description                                   Funds          Allocation Methodology
-------------- --------------------------------------------------    -------------- ------------------------------------------------
Omnibus Fees   Represents participant servicing fees assessed by     Retail         Allocated to specific funds by number of
               various Dealers for sub-accounts within the omnibus                  participants participating in omnibus positions.
               positions.
-------------- ----------------------------------------------------- -------------- ------------------------------------------------
Participant    Represents participant servicing fees assessed for    Retail &       Allocated to specific funds participating in IIO
Servicing Fees participation in various retirement platforms.        Retirement     arrangements.
-------------- ----------------------------------------------------- -------------- ------------------------------------------------
National       Represents Charles Schwab mutual fund service fees    Retail         Allocated to specific funds participating in
Accounts                                                                            Charles Schwab platform.  Specific allocation to
                                                                                    be provided by National Accounts.
-------------- ----------------------------------------------------- -------------- ------------------------------------------------

** The Institutional Portion of the Non-JHSS Transfer Agent OOP Fees are waived and allocated to JHF.